FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT

This FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT (the "Amendment") is entered into as of June 17, 2002 by and between SAFEGUARD HEALTH ENTERPRISES, INC., a Delaware corporation (the "Buyer"), NICHOLAS M. KAVOUKLIS, DMD (the "Seller"), and PARAMOUNT DENTAL PLAN, INC., (the "Company") dated as of April 24, 2002.

                                    RECITALS:

     A. The Buyer, Seller and the Company (sometimes collectively referred to as the "Parties") are parties to that certain Stock Purchase Agreement, dated as of April 24, 2002, (the "Agreement") pursuant to which the Buyer agreed to purchase all the issued and outstanding capital stock of the Company. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Agreement.

     B. The Parties have agreed to amend the Agreement by removing therefrom the requirement that SafeGuard Health Plans, Inc., a Florida Corporation, into which the Company will be merged effective upon the closing under the Agreement, execute and deliver a Security Agreement as described in the Agreement.

     C. The Parties have agreed to the amendments to the Agreement deleting the requirement of the execution and delivery of the Security Agreement and all references to the Security Agreement as described below. Section references used herein refer to the same section in the Agreement.

                                   AMENDMENT:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby agree as follows:

1. The Exhibit Section of the Table of Contents is hereby amended to delete the term "Exhibit F Form of Security Agreement" and is replaced with the term "Exhibit F Intentionally Omitted" and Exhibit F to the Agreement is hereby deleted in its entirety.

2.   Section  1.2  (b)  shall  be  amended  to  read  as  follows:

     "(b) The execution and delivery by Buyer of its seven percent (7%) Secured Convertible Promissory Note in the original principal amount of $2,625,000, in the form of Exhibit A attached hereto (the "Convertible Note"), secured
                     ---------                       ----------------
     by  a  pledge  of the Pledged Shares pursuant to the Pledge Agreement; and"

3. Section 5.2 (j) is hereby amended to delete the paragraph in its entirety and insert the term "Intentionally Omitted."


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4.   Section  6.2  (c)  shall  be  amended  to  read  as  follows:

     "(c) the Employment Agreement, the Registration Rights Agreement, the Lease Agreement, and the Pledge Agreement, each duly executed by Seller (or Paramount Properties in the case of the Lease Agreement);"

5. Section 6.3 (g) is hereby amended to delete the paragraph in its entirety and insert the term "Intentionally Omitted."

6.   Section  9.7  shall  be  amended  to  read  as  follows:

"Remedies;  Default;  Notice  and  Cure.  If  the  Closing  occurs,  each  party
 --------------------------------------
acknowledges and agrees that the sole and exclusive remedy with respect to any and all claims arising under this Agreement or in connection with the transactions contemplated by this Agreement (but excluding claims under the Lease Agreement, Employment Agreement, Convertible Note, and Registration Rights Agreement) shall be pursuant to the indemnification provisions set forth in this
Article  9.  No  party  shall  be  deemed in breach of its obligations hereunder
----------
unless it has received written notice from the other party of noncompliance with a term or provision of this Agreement specifying the specific item of noncompliance and the defaulting party has failed to cure such noncompliance within 10 days after receipt of such notice; provided, however, that if the
                                                  --------  -------
nature of such default is such that it cannot be cured solely by the payment of money and that more than 10 days may be reasonably required to effect a cure, then the defaulting party shall not be deemed to be in default if such party shall commence such cure within such 10 day period and thereafter diligently and in good faith prosecutes such cure to successful completion within 60 days after receipt of such notice. Any liability for indemnification under this Agreement will be determined without duplication of recovery by reason of the state of facts giving rise to the liability constituting the breach of more than one representation, warranty, covenant or agreement."

7. The definition of "Related Agreements" in Article 11 shall be amended to read as follows:

""Related  Agreements"  means  the  Contracts that are to be entered into at the
  -------------------
Closing or otherwise pursuant to this Agreement, and includes the Convertible Note, Pledge Agreement, Registration Rights Agreement, Employment Agreement, Lease Agreement, and Guaranty."

8. The term and definition of "Security Agreement" in Article 11 shall be deleted in its entirety.

9. All other references to the Security Agreement contained within the Related Agreements are hereby deleted.

10. All other terms and conditions of the Agreement and the Related Agreements not otherwise amended by this Amendment shall remain the same and unchanged and the Agreement is hereby ratified and confirmed as amended by this First Amendment.

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


                              BUYER SIGNATURE PAGE


The undersigned execute the First Amendment to Stock Purchase Agreement and authorize this signature page to be attached to a counterpart of the First Amendment executed by the other parties to the First Amendment.

Executed as of the day and year first above written.



                                      BUYER:

                                      SAFEGUARD HEALTH ENTERPRISES, INC.,
                                      a Delaware corporation



                                      By:         /s/ James E. Buncher
                                           -------------------------------------
                                           JAMES E. BUNCHER
                                           President and Chief Executive Officer



                                      By:         /s/ Stephen J. Baker
                                           -------------------------------------
                                           STEPHEN J. BAKER
                                           Executive Vice President and Chief
                                           Operating Officer

                   FIRST AMENDMENT TO STOCK PURCHASE AGREEMENT


                        SELLER AND COMPANY SIGNATURE PAGE


The undersigned execute the First Amendment to Stock Purchase Agreement and authorize this signature page to be attached to a counterpart of the First Amendment executed by the other parties to the First Amendment.

Executed as of the day and year first above written.



                                      SELLER:



                                           /s/ Nicholas M. Kavouklis, DMD
                                      ------------------------------------------
                                      NICHOLAS M. KAVOUKLIS, DMD



                                      COMPANY:

                                      PARAMOUNT DENTAL PLAN, INC.,
                                      a Florida corporation



                                      By:  /s/ Nicholas M. Kavouklis, DMD
                                           -------------------------------------
                                           NICHOLAS M. KAVOUKLIS, DMD
                                           President and Chief Executive Officer


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